Liabilities Subject to Compromise	12 Months Ended
Dec. 31, 2011
Liabilities Subject to Compromise [Abstract]
Liabilities Subject to Compromise

14. Liabilities Subject to Compromise

As a result of the bankruptcy, the payment of prepetition indebtedness was subject to compromise or other treatment under the Debtors’ Plan. Although actions to enforce or otherwise affect payment of prepetition claims were generally stayed, at hearings held in January 2009, the Bankruptcy Court granted final approval of the Debtors’ “first-day” motions, generally designed to stabilize the Debtors’ operations and covering, among other things, employee wages, health and benefit plans, qualified pension and savings plans, supplier relations, customer relations, business operations, utilities, tax matters, cash management and retention of professionals.

The Debtors paid all of their undisputed post petition payables in the ordinary course of business. In addition, the Debtors rejected certain prepetition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court, which were no longer required for ongoing operations. Damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured prepetition claims and were classified as “Liabilities subject to compromise” on the Consolidated Balance Sheets.

On May 28, 2009, the Bankruptcy Court entered an order establishing August 12, 2009 as the claims bar date. The claims bar date was the date by which most claims against the Debtors arising prior to the Debtors’ Chapter 11 filings had to be filed if the claimants wished to receive any distribution. On June 2, 2009, the Debtors commenced notification, including publication, to all known actual and potential creditors informing them of the bar date and the required procedures with respect to the filing of proofs of claim. As part of the bankruptcy, claims timely filed by the claims bar date were reconciled against the amounts listed, with certain exceptions, by the Debtors in their schedules of assets and liabilities. In most cases, to the extent the Debtors objected to any filed claims, the Bankruptcy Court made the final determination as to the amount, nature and validity of such claims. Moreover, the treatment of allowed claims against the Debtors was determined pursuant to the terms of the Plan, which was confirmed by the Bankruptcy Court on November 30, 2010. Liabilities subject to compromise were cleared through the implementation of the Plan in 2011.

Prepetition liabilities that were subject to compromise were reported at the amounts expected to be allowed, even if they settled for lesser amounts. Liabilities subject to compromise consisted of the following at December 31, 2010:

Predecessor
December 31,2010
(Millions of dollars)
Legacy Environmental Liabilities	$422.2
Senior Unsecured Notes due December 2012	350.0
Indirect environmental claims	38.6
Accounts payable	21.5
Interest payable	20.4
Legacy tort liabilities	17.9
Rejected contracts	9.5
Nonqualified benefits restoration plan	9.4
Income and franchise taxes payable	5.3
Other	5.5

Total liabilities subject to compromise	$900.3